SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement

                                [ ]      Only (as permitted by Rule 14a-6(e) (2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Arguss Holdings, Inc.
                (Name of Registrant as Specified In Its Charter)

                              Arguss Holdings, Inc.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

1)       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5)       Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

--------------------------------------------------------------------------------

2)       Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

3)       Filing Party:

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4)       Date Filed:

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


                              ARGUSS HOLDINGS, INC.
                                ONE CHURCH STREET
                            ROCKVILLE, MARYLAND 20850

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2000

                    -----------------------------------------

To the Stockholders of Arguss Holdings, Inc.:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Arguss Holdings, Inc. (the "Company") will be held on Thursday, May 18, 2000 at 11:00 a.m., local time, in the Vault Boardroom at the Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts, for the following purposes:

         1. To elect seven directors to serve for a term ending at the 2001 Annual Meeting;

         2. To ratify the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2000;

         3. To change the name of the Company from Arguss Holdings, Inc. to Arguss Communications, Inc.;

         4. To increase the aggregate number of authorized common shares of the Company from 20,000,000 to 30,000,000;

         5. To increase the aggregate number of shares of Common Stock available for issuance under the Company's stock option plan from 2,400,000 to 5,000,000; and

         6. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Only holders of record of outstanding shares of Common Stock of the Company at the close of business on March 31, 2000, will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors


                                       H. Haywood Miller III
                                       EXECUTIVE VICE PRESIDENT AND SECRETARY

Rockville, Maryland
March 31, 2000

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              ARGUSS HOLDINGS, INC.
                                ONE CHURCH STREET
                            ROCKVILLE, MARYLAND 20850

                       ----------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2000

                       -----------------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders of Arguss Holdings, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2000, at 11:00 a.m., local time, in the Vault Boardroom at the Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts, and any adjournment or postponement thereof (the "Meeting").

         At the Meeting, stockholders will be asked to consider and vote upon five proposals:

         (1) the election of seven directors to serve until the 2001 Annual Meeting (the "Election of Directors");

         (2) the ratification of the selection of the Company's independent auditors (the "Ratification of Auditors");

         (3) the change of the Company's name from Arguss Holdings, Inc. to Arguss Communications, Inc.;

         (4) an increase in the aggregate number of authorized common shares of the Company from 20,000,000 to 30,000,000; and

         (5) an increase in the aggregate number of common shares available under the Company's stock option plan from 2,400,000 to 5,000,000.

         This Proxy Statement is dated March 31, 2000, and is first being mailed to stockholders along with the related form of proxy on or about April 7, 2000.

         If a proxy in the accompanying form is properly executed and returned to the Company in time for the Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted:

         (1)      FOR the Election of Directors;

         (2)      FOR the Ratification of Auditors;

         (3)      FOR the change of the Company's name;

         (4) FOR the increase in the aggregate number of authorized common shares of the Company;

         (5) FOR the increase in the aggregate number of shares available under the Company's stock option plan; and

otherwise in the discretion of the proxy holders as to any other matter that may come before the Meeting.

REVOCABILITY OF PROXY

         Any stockholder of the Company who has given a proxy has the power to revoke it at any time before it is voted either (i) by filing a written revocation or a duly executed proxy bearing a later date with H. Haywood Miller III, Executive Vice President and Secretary of the Company, at Arguss Holdings, Inc., One Church Street, Rockville, Maryland 20850, or (ii) by appearing at the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the Meeting will be by ballot.

RECORD DATE, OUTSTANDING SECURITIES AND VOTES REQUIRED

         The Board of Directors of the Company has fixed the close of business on March 31, 2000, as the record date (the "Record Date") for determining holders of outstanding shares of Common Stock who are entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately 300 stockholders of record and 13,037,073 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each of the proposals.

         Abstentions are counted for purposes of determining the number of shares represented at the Meeting, but are deemed not to have voted on the proposals. Broker non-votes are also counted for purpose of determining the number of shares represented at the Meeting, but may vote on one or more of the proposals. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. Each proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting.

         The officers and directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately seven (7%) percent of the shares of Common Stock issued and outstanding) in favor of the Election of Directors, the Ratification of Auditors, the change of the Company's name, the increase in the number of authorized common shares of the Company and the increase in the number of common shares available under the Company's stock option plan.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.

         The Board of Directors presently consists of seven persons. Five of the current directors were elected as directors of the Company at the Company's 1999 Annual Meeting of Stockholders. Since the 1999 Annual Meeting of the stockholders, James D. Gerson and John A. Rolls have resigned their positions as members of the Board of Directors. These vacancies have been filled by DeSoto S. Jordan, Jr. and James W. Quinn. William A. Barker has determined not to seek re-election to the Board of Directors, and the Directors have nominated Daniel
A. Levinson to fill that position.

         Unless a stockholder WITHHOLDS AUTHORITY, the holders of proxies representing shares of Common Stock will vote FOR the election of each of the nominees listed below. The Board of Directors has no reason to believe that the nominees will decline or be unable to serve as Directors of the Company. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.

         The following table sets forth the age and title of each nominee director and each executive officer of the Company who is not a director, followed by descriptions of such person's additional business experience during the past five years.

                        NOMINEES FOR ELECTION AS DIRECTOR

      NAME                    AGE                        POSITION
      ----                    ---                        --------
Rainer H. Bosselmann          57          Chairman of the Board, Chief Executive
                                          Officer, President and Director
DeSoto S. Jordan, Jr.         55          Director
Daniel A. Levinson            39          Director
Richard S. Perkins, Jr.       63          Director
Garry A. Prime                57          Director
James W. Quinn                42          Director
Peter L. Winslow              69          Director

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      NAME                    AGE                        POSITION
      ----                    ---                        --------
H. Haywood Miller III         40          Executive Vice President and Secretary
Arthur F. Trudel, Jr.         50          Chief Financial Officer and Treasurer

         RAINER H. BOSSELMANN. Mr. Bosselmann has been Chairman of the Board, Chief Executive Officer and a Director of the Company since October 1996, and President of the Company since May 1997. Since 1996, Mr. Bosselmann has served as a principal with Holding Capital Group, Inc., a firm engaged in mid-market acquisitions and investments. From 1991 through 1995, Mr. Bosselmann served as the President of Jupiter National, Inc. ("Jupiter National"), a business development company traded on the American Stock Exchange. Mr. Bosselmann was formerly Vice Chairman of Johnston Industries, Inc. a publicly owned diversified textile manufacturer, and Redlaw Industries, Inc. and Galtaco Inc., both of which are publicly-held holding companies. Mr. Bosselmann is a past director of Zoll Medical Corporation and numerous private companies.

         DESOTO S. JORDAN, JR. Mr. Jordan has served as a Director of the Company since August 1999. Mr. Jordan has been a private investor with the firm Burwell, Peters and Houston since 1999. Mr. Jordan was a co-founder of Perot Systems Corporation and served as an officer from 1988 to 1999.

         DANIEL A. LEVINSON. Mr. Levinson is founder and managing partner of Colt Capital Group, a niche sponsor of private equity transactions, since 1997. From 1988 to 1997, Mr. Levinson was one of the principals of Holding Capital Group.

         RICHARD S. PERKINS, JR. Mr. Perkins has served as a Director of the Company since September 1993. Since 1988, Mr. Perkins has served as a money manager at Reynders, Gray & Company, Boston.

         GARRY A. PRIME. Mr. Prime was Vice Chairman of the Board of the Company from 1996 to May 1997, and a Director of the Company since 1993. From 1993 through October 1996, Mr. Prime served as Chairman of the Board and Chief Executive Officer of the Company. He has been President of Sontek Industries, Inc., a marketer of medical devices, since 1986.

         JAMES W. QUINN. Mr. Quinn has served as a Director of the Company since August 1999. Mr. Quinn has served as a Vice President and Director of Allen & Company, an investment banking firm, since 1982. Since 1992, Mr. Quinn has served as a syndicate manager of Allen & Company. From 1982 to 1992, Mr. Quinn served as Chief Financial Officer of Allen & Company.

         PETER L. WINSLOW. Mr. Winslow has served as a Director of the Company since December 1996. Since 1992, Mr. Winslow has been President and Chairman of Winslow, Evans & Crocker, Inc., a brokerage and financial services company, and its holding company. Mr. Winslow was also a director of Jupiter National from 1991 to 1996.

         H. HAYWOOD MILLER III. Mr. Miller has served as Executive Vice President of the Company since February 1997, and Secretary of the Company since May 1997. From 1990 to 1997, Mr. Miller was general counsel and portfolio manager of Jupiter National.

         ARTHUR F. TRUDEL, JR. Mr. Trudel has served as Chief Financial Officer of the Company since March, 1997, and Treasurer of the Company since May, 1997. From October, 1988 to March, 1997, Mr. Trudel was Senior Vice President and Chief Financial Officer of JHM Capital Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established an Audit Committee, the current members of which are Messrs. Barker, Jordan and Quinn, and, prior to their resignations, Messrs. Gerson and Rolls; a Compensation Committee, the current members of which are Messrs. Perkins, Winslow and Quinn and, prior to his resignation, Mr. Rolls; and an Executive Committee, the current members of which are Messrs. Bosselmann, Winslow and Jordan and, prior to his resignation, Mr. Gerson. The Board of Directors has not established a Nominating Committee.

         The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent certified public accountants for the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent certified public accountants, review and approve nonaudit services of the independent certified public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, and review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices.

         The functions of the Compensation Committee are to review and determine the appropriateness of the compensation arrangements of the executive officers of the Company in light of such factors as individual and Company performance, that of executive officers of companies in similar industries and of comparable size and general economic conditions.

         The Executive Committee has been authorized to act on behalf of the full Board of Directors in instances where the convening of the entire Board of Directors is impractical or when the matter at issue is considered not to require consideration of the full Board.

         During 1999, the Board of Directors held five meetings. Two meetings of the Audit Committee and one meeting of the Compensation Committee were held in 1999. The Executive Committee did not meet during 1999. During 1999, each Director of the Company attended all of the meetings of the Board of Directors and the meetings of any committee upon which he served, except that Mr. Barker attended 60% and Mr. Rolls attended 80% of the meetings of the Board of Directors and Mr. Barker attended 50% of the meetings of the Audit Committee.

DIRECTORS' COMPENSATION

         Each non-employee director of the Company is entitled to receive $500 for each meeting of the Board of Directors attended plus expenses. Messrs. Bosselmann and Prime receive no compensation for their services as Directors. The Directors receive no compensation for attending Committee meetings.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that during 1999 its officers, directors and stockholders holding greater than 10% of the outstanding shares of the Company complied with all filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation of Rainer H. Bosselmann, the Chief Executive Officer of the Company, and the other most highly compensated executive officers of the Company in 1999. None of the named executive officers has an employment agreement with the Company.

                             (TABLE IS ON NEXT PAGE)

===========================================================================================================
                                           ANNUAL COMPENSATION
                              --------------------------------------------
NAME AND PRINCIPAL                                                              LONG TERM        ALL OTHER
 POSITION                      YEAR      SALARY       BONUS         OTHER     COMPENSATION     COMPENSATION
                                                                              ------------
                                                                                 AWARDS
                                                                                 ------
                                                                               SECURITIES
                                                                               UNDERLYING
                                                                                 OPTIONS
-----------------------------------------------------------------------------------------------------------
RAINER H. BOSSELMANN           1999     $150,000     $100,000         --         20,000             --
  CHAIRMAN OF THE BOARD        1998     $150,000         --           --           --               --
  AND CHIEF EXECUTIVE          1997     $132,692     $100,000         --         50,000             --
  OFFICER
-----------------------------------------------------------------------------------------------------------
H. HAYWOOD MILLER, III         1999     $120,000     $100,000         --         40,000             --
  EXECUTIVE VICE PRESIDENT     1998     $120,000         --           --           --               --
  AND SECRETARY(1)             1997     $ 95,940     $ 80,000         --         30,000             --
-----------------------------------------------------------------------------------------------------------
ARTHUR F. TRUDEL, JR.          1999     $120,000     $100,000         --         40,000             --
  CHIEF FINANCIAL OFFICER      1998     $120,000         --           --           --               --
  AND TREASURER(2)             1997     $ 73,595     $ 80,000         --         80,000             --
===========================================================================================================

(1)  Mr. Miller became Executive Vice President of the Company in February 1997.

(2)  Mr. Trudel became Chief Financial Officer of the Company in March 1997.

AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

         The following table sets forth information with respect to the exercise of stock options by named executive officers during 1999, the number of unexercised stock options held by each named executive officer on December 31, 1999, and the value of the unexercised in-the-money options at that date. The options shown in the table were granted during the years 1996 and 1997. All outstanding options were vested as of December 31, 1999, and, therefore, are currently exercisable.

================================================================================
                                                    Number of
                                                    Securities       Value of
                                                    Underlying      Unexercised
                           Shares                  Unexercised     In-The-Money
                        Acquired On      Value      Options At      Options At
      Name              Exercise (#)   Realized    Year-End (#)   Year-End($)(1)
      ----              ------------   --------    ------------   --------------
                                                    Exercisable    Exercisable
--------------------------------------------------------------------------------
Rainer H. Bosselmann       20,000       185,000       163,000       1,130,000
--------------------------------------------------------------------------------
H. Haywood Miller III        --            --         130,000       1,000,000
--------------------------------------------------------------------------------
Arthur F. Trudel, Jr.        --            --          80,000         413,000
================================================================================

-------------------
(1) The value of unexercised in-the-money options at December 31, 1999, was determined by taking the difference between the fair market value of the Company's Common Stock on December 31, 1999, and the option exercise price, multiplied by the number of shares underlying such options at that date. The values have not been realized and may not be realized. The options have not been exercised and may never be exercised. In the event the options are exercised, their value will depend upon the fair market value underlying the Company's Common Stock on the date of exercise.

RELATED-PARTY TRANSACTIONS

         During the twelve months ended December 31, 1999, the Company acquired offices and an equipment maintenance facility from Ronald D. Pierce, who is a significant shareholder in the Company, as well as employee. The aggregate purchase price was $1,750,000, and was negotiated based on independent, third party appraisals. Also during 1999, the Company purchased $1,132,000 of products and services from Fiber Flow, Inc. Merle C. Sorenson is an officer and principal shareholder of Fiber Flow, Inc., and is a significant shareholder in the Company, as well as an employee. The aggregate purchase price of the products and services was based on fair market value.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors of the Company is composed of three non-employee directors. It is responsible for, among other matters, establishing policies applicable to the compensation of the Company's executive officers and reporting on such policies to the Board of Directors and stockholders; determining the salaries, incentive compensation and other remuneration of executive officers of the Company who are directors; and reviewing salaries, compensation and remuneration for all other officers of the Company. The Committee regularly reviews the effectiveness of the Company's executive compensation practices and revises them as appropriate. This is a report on the compensation philosophy of the Committee and its executive compensation activities during 1999.

REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee ("Committee") of the Board of Directors administers the compensation of the executive officers of the Company. During 1999, the Committee was composed of three directors who were not employed by the Company. John A. Rolls, one of the Committee members, resigned as of August 16, 1999, leaving Peter A. Winslow and Richard S. Perkins, Jr. as the remaining Committee Members. James W. Quinn was named to the Compensation Committee in 1999 to replace Mr. Rolls' position. The Committee's recommendations are subject to approval by the full Board. The following report is submitted by the Committee regarding compensation paid during 1999.

         The compensation program of the Company is designed to allow the Company to attract, motivate, and reasonably reward professional personnel who will effectively manage the assets of the Company and generate value over time for its shareholders. In recent years, the compensation mix has reflected a balance between an annual salary, incentive compensation and stock options.

         Salaries for all executive officers were established based on the individual's performance and general market conditions. Salary levels are intended to recognize the challenge of different positions, taking into consideration the type of activity of the position, the responsibility associated with the job and the relative size of the operation.

         In addition to paying a base salary, the Company in recent years has provided for incentive compensation which is tied to overall performance with a heavy emphasis on profitability. Individual awards are recommended by senior management for consideration and approval by the Committee.

         The Committee at various times awards stock options to certain executive officers of the Company in order to recognize their contribution and to further encourage them to focus on the long-term profitability of the Company. The size of individual stock option grants are related to an individual's performance and the individual's level or responsibility within the organization. The Committee's objective is to further encourage persons receiving stock options to think and act in a way to maximize the long-term value of the stock and increase shareholder value. Options are granted pursuant to the Company's incentive stock option plan. The exercise price of options when granted equals the market price of the stock on the date of grant. Employees' options vest over a one-year period and have a term of five to ten years. Directors' options vest over a one-year period and have a term of five years.

                       Peter L. Winslow, Chairman
                       Richard S. Perkins, Jr.
                       James W. Quinn

PERFORMANCE GRAPH

         The following graph compares the cumulative return for the Company's Common Stock during the five years commencing January 1, 1995, with the NASDAQ US Stock Index and its designated Peer Group. The Company has selected Mastec, Inc., MYR Group, Inc., Able Telecom Holding Corp. and Dycom Industries, Inc. as its Peer Group. The graph assumes $100.00 was invested on January 1, 1995, in the Company's Common Stock and assumes $100.00 in each of the NASDAQ US Stock Index and the Peer Group. The comparison assumes that all dividends are reinvested.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


          NASDAQ US     100     140     173     211     296      551
          PEER GROUP    100     101     184     258     434      614
          COMPANY       100     367     421     967   1,250      867
                      ------- ------- ------- ------- -------  -------
                        1994   1995    1996    1997    1998     1999


         [The above is the tabular form of the performance graph that appears in the proxy statement. A paper copy of the performance graph has been submitted to the Division of Corporation Finance of the Securities and Exchange Commission.]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with regard to the beneficial ownership of the Common Stock of the Company as of March 31, 2000, by
(i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and the other three individuals named in the Summary Compensation Table and (iv) the directors and all executive officers as a group.

-----
                                       Number of Shares of       Percent of
Name and Address                          Common Stock             Common
Of Beneficial Owner(1)                 Beneficially Owned         Stock (2)
----------------------                 ------------------         ---------

Rainer H. Bosselmann                        849,670 (3)              6.3%

William A. Barker                            11,000 (4)                 *

DeSoto S. Jordan, Jr.                            --                    --

Richard S. Perkins, Jr.                      59,000 (5) (4)             *

Garry A. Prime                               20,000 (6)                 *

James W. Quinn                                   --                    --

Peter L. Winslow                             53,967 (7) (4)             *

Dennis A. Nolin                             746,813 (10)             5.5%

Ronald D. Pierce                          1,500,000                 11.1%

David A. Pouliotte                          748,213                  5.5%

Merle C. Sorenson                           879,000                  6.5%

H. Haywood Miller III                       222,404 (8)              1.6%

Arthur F. Trudel                            120,000 (9)                 *

All Directors and Executive               1,256,041                  9.9%
 Officers as a group (9 persons)   (3) (4) (5) (6) (7) (8) (9)

---------------------------
*Less than one percent (1%)


(1) The address for Messrs. Bosselmann, Barker, Jordan, Perkins, Prime, Quinn, Winslow, Nolin, Pierce, Pouliotte, Sorenson, Miller and Trudel is c/o Arguss Holdings, Inc., One Church Street, Rockville, Maryland 20850.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within sixty days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes options to purchase 183,000 shares of Common Stock held by Mr. Bosselmann which are presently exercisable. Does not include options to purchase 50,000 shares of Common Stock held by Holding Capital Group, Inc. which are presently exercisable and of which Mr. Bosselmann is a principal.

(4) Includes options to purchase 10,000 shares of Common Stock held by Messrs. Perkins, Barker and Winslow which are presently exercisable.

(5) Includes 37,000 shares of Common Stock held of record by Mr. Perkins' wife, in which Mr. Perkins disclaims any beneficial interest.

(6) Includes options to purchase 20,000 shares of Common Stock held by Mr. Prime which are presently exercisable.

(7) Includes 1,502 shares of Common Stock held of record by Mr. Winslow's spouse, in which Mr. Winslow disclaims any beneficial interest.

(8) Includes options to purchase 170,000 shares of Common Stock held by Mr. Miller which are presently exercisable and 70 shares owned by Mr. Miller's minor children.

(9) Includes options to purchase 120,000 shares of Common Stock held by Mr. Trudel which are presently exercisable.

(10) Includes 99,520 shares of Common Stock held in trust for Mr. Nolin's children, in which Mr. Nolan disclaims any beneficial interest.

                               PROPOSAL NUMBER TWO

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The persons named in the enclosed proxy will vote to ratify the selection of KPMG LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2000, unless otherwise directed by the stockholders. A representative of KPMG LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                              PROPOSAL NUMBER THREE

                            CHANGE OF CORPORATE NAME

         The persons named in the enclosed proxy will vote to change the name of the Company from Arguss Holdings, Inc. to Arguss Communications, Inc. unless otherwise directed by the stockholders. This name change will require an amendment of the certificate of incorporation of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware. The primary purpose of the change of the Company's name to Arguss Communications, Inc. is to ensure that the name of the Company is consistent with, and reflects, the principal business in which the Company is engaged at the present time as well as the direction of the Company on a going forward business.

                              PROPOSAL NUMBER FOUR

                      INCREASE OF AUTHORIZED COMMON SHARES

         The persons named in the enclosed proxy will vote to increase the number of authorized common shares of the Company from 20,000,000 to 30,000,000 unless otherwise directed by the stockholders. This increase will be effected by an amendment to the certificate of incorporation as set forth in Section 242 of the General Corporation Law of the State of Delaware.

         The Company is seeking the authorization of 10,000,000 additional common shares. The primary purpose of the increase in the authorized capital stock of the Company is to make additional shares of common stock available for strategic financing alternatives as the Company continues to grow and evolve. The Company has no current plans, commitments or understandings for the use of these additional shares. Any issuance of shares in relation to completed or current transactions does not require the authorization of additional shares or shareholder approval.

                              PROPOSAL NUMBER FIVE

              INCREASE IN SHARES AVAILABLE UNDER STOCK OPTION PLAN

         Under the Company's 1991 Stock Option Plan, as amended in May 1998 (the "Plan"), the Company's Board of Directors may grant stock options to officers, key employees and others. Under the Plan, an aggregate of 2,400,000 shares of Common Stock has been reserved for issuance. The Company is presently seeking to increase the aggregate number of shares available for grants of options under the Plan from 2,400,000 to 5,000,000.

         Management believes that additional shares of Common Stock are needed for issuance under the Plan so that sufficient awards can continue to be made to attract, retain and motivate key employees of the Company. As of March 1, 2000, not taking into account this proposal to increase the number of shares available for grants, there were 7,720 remaining shares available for future option grants under the Plan.

         The persons named in the enclosed proxy will vote to increase the number of shares available under the Company's stock option plan from 2,400,000 to 5,000,000 unless otherwise directed by the stockholders.


         THE OFFICERS AND DIRECTORS OF THE COMPANY WILL VOTE THE SHARES OF COMMON STOCK BENEFICIALLY OWNED OR CONTROLLED BY THEM (REPRESENTING APPROXIMATELY SEVEN (7%) PERCENT OF THE SHARES OF COMMON STOCK ISSUED AND OUTSTANDING) IN FAVOR OF (I) THE ELECTION OF DIRECTORS, (II) THE RATIFICATION OF AUDITORS, (III) THE CHANGE OF THE CORPORATE NAME, (IV) THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK IN THE COMPANY AND (V) THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE STOCK OPTION PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" (I) THE ELECTION OF DIRECTORS, (II) THE RATIFICATION OF AUDITORS, (III) THE CHANGE OF THE CORPORATE NAME, (IV) THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK IN THE COMPANY AND (V) THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE STOCK OPTION PLAN.

                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the Proxy Statement relating to the 2001 Annual Meeting, any proposal by a record holder of Common Stock must be received by the Company at its principal offices in Rockville, Maryland on or before December 8, 2000. A proponent of such a proposal must comply with the proxy rules under the Securities Exchange Act of 1934, as amended.

                                  SOLICITATION

         All costs and expenses associated with soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock and the Company will reimburse custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

                              FINANCIAL STATEMENTS

         The balance sheets of the Company as of December 31, 1999 and 1998, the related statements of operations, stockholders' equity and cash flows and management's discussion and analysis of financial condition and results of operation for the three years then ended, are incorporated herein by reference to the Company's 1999 Annual Report to Security holders.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other business or matters to be presented for consideration at the Meeting other than as set forth in the Notice of Meeting attached to this Proxy Statement. However, if any other business shall come before the Meeting or any adjournment or postponement thereof and be voted upon, the enclosed proxy shall be deemed to confer discretionary authority on the individuals named to vote the shares represented by the proxy as to any such matters.

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF ITS COMMON STOCK ON THE RECORD DATE, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO SECRETARY, ARGUSS HOLDINGS, INC., ONE CHURCH STREET, ROCKVILLE, MARYLAND 20850.

PROXY                         ARGUSS HOLDINGS, INC.                        PROXY

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 18, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints H. Haywood Miller III and Rainer H. Bosselmann, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of Arguss Holdings, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held in the Vault Boardroom of the Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts, on May 18, 2000 at 11:00 a.m. and at any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

       [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY to
           (except as marked to the contrary             vote for all nominees
            below)                                       listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Rainer H. Bosselmann, Garry A. Prime, DeSoto S. Jordan, Jr., Daniel A. Levinson, Richard S. Perkins, Jr., John A. Rolls, Peter L. Winslow.


2. APPROVAL OF THE RATIFICATION OF INDEPENDENT ACCOUNTANTS.


       [ ] FOR               [ ] AGAINST             [ ] ABSTAIN


3. APPROVAL OF CHANGE OF THE NAME OF THE COMPANY TO ARGUSS COMMUNICATIONS, INC.


       [ ] FOR               [ ] AGAINST             [ ] ABSTAIN


4. APPROVAL OF INCREASE IN AUTHORIZED COMMON SHARES FROM 20,000,000 TO
   30,000,000.


       [ ] FOR               [ ] AGAINST             [ ] ABSTAIN


5. APPROVAL OF INCREASE IN SHARES AVAILABLE UNDER STOCK OPTION PLAN TO
   5,000,000.


       [ ] FOR               [ ] AGAINST             [ ] ABSTAIN


6. As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).


                           The directors recommend a vote FOR items 1 through 5.

                                                     (Continued on reverse side)

(Continued from other side)

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 5 AS PROPOSED.

PLEASE DATE, SIGN AND RETURN IN THE ENVELOPE PROVIDED.

                                       Dated _____________________________, 2000

                                       _________________________________________

                                       _________________________________________
                                       Signature of Stockholder(s)

                                       (Please sign in the same form as name
                                       appears hereon. Executors and other
                                       fiduciaries should indicate their titles.
                                       If signed on behalf of a corporation,
                                       give title of officer signing).


                                       THIS PROXY IS SOLICITED BY THE BOARD OF
                                       DIRECTORS FOR THE ANNUAL MEETING OF
                                       STOCKHOLDERS TO BE HELD MAY 18, 2000.